                                    COLONIAL
                            FLORIDA TAX-EXEMPT FUND

                                   [GRAPHIC]

                               SEMIANNUAL REPORT
                                 JULY 31, 1996


                          NOT FDIC-       MAY LOSE VALUE
                          INSURED         NO BANK GUARANTEE

                   COLONIAL FLORIDA TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1996 - JULY 31, 1996

INVESTMENT OBJECTIVE: Colonial Florida Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. Fund shares are also intended to be exempt from the Florida intangibles tax.

THE FUND IS DESIGNED TO OFFER:

 - High monthly double-tax-free income
 - Long-term appreciation
 - Diversification and emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "The Fund is invested in a mixture of high quality, lower coupon bonds that could provide the potential for price appreciation, and lower quality, high coupon bonds that could enhance cash flows and could help support the net asset value during periods of rising interest rates." - Robert Waas

                  COLONIAL FLORIDA TAX-EXEMPT FUND PERFORMANCE

                                                CLASS A         CLASS B
Inception dates                                  2/1/93         2/1/93
Distributions declared per share*                $0.195         $0.167
SEC yields on 7/31/96**                            4.98%          4.47%
Taxable-equivalent SEC yields***                   8.25%          7.40%
Total returns, assuming reinvestment
of all distributions and no sales charge
or contingent deferred sales charge (CDSC)
6-months                                          (0.40)%        (0.78)%
Net asset value per share at 7/31/96             $ 7.39         $ 7.39

*A portion of the Fund's income may be subject to the alternative minimum tax.

**The 30-day SEC yields on 7/31/96 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been lower; the yield for Class A shares would have been 4.59% and the yield for Class B shares would have been 4.06%.

***Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate.

QUALITY BREAKDOWN
(as of 7/31/96)

AAA .........................  68.5%
AA ..........................  15.1%
A ...........................   8.4%
BBB .........................   0.9%
Non-rated ...................   3.0%
Cash & Equivs ...............   4.1%


TOP FIVE SECTORS
(as of 7/31/96)

Water & Sewer................. 23.2%
Housing....................... 12.7%
Municipal Electric............  9.9%
Refunded......................  9.7%
Airport.......................  6.8%


Sector classifications are based upon Colonial's defined criteria as used in the investment process. Because the Fund is actively managed, quality and sector weightings will change.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                                         [PHOTO]

I am pleased to present your Fund's semiannual report for the period ended July 31, 1996. Your receipt of this report provides us with the opportunity to reflect on the investment environment of the past six months.

In the bond market, significantly stronger than expected economic indicators early in the period stirred inflation fears and propelled long-term interest rates upward. The Federal Reserve Board lowered short-term interest rates in January, but failed to continue the easing trend that the market anticipated. As a result, long-term interest rates rose during the period, eliminating almost half of the ground gained during 1995's bond market rally. Bond market volatility continues, based upon receipt of conflicting economic reports and changing expectations of Federal Reserve Board activity.

While market conditions put pressure on municipal bond prices as well, there was some good news for the tax-exempt sector. Some of the significant reasons that municipal bonds outperformed Treasury bonds were technical, such as low supply and strong retail market support. Others were fundamental, such as the easing of fears generated by tax-reform proposals, particularly those promoting a flat tax.

In the stock market, generally favorable conditions prevailed throughout most of the period, with both large company and small company stocks posting strong performance until July, when a price correction took place. As a result of that correction, stock indices generally posted negative total returns for July.

Our expectations for the remainder of 1996 include a moderating economy. We do believe that the economy will continue to grow, although at a slower pace than was indicated earlier this year. The lack of any appreciable wage and price pressure should put the bond market's fears of inflation to rest. Therefore, we are optimistic that market psychology will shift and volatility will decline by year-end.

As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger
-------------------------
Harold W. Cogger
President
September  11, 1996

                           PORTFOLIO MANAGEMENT REPORT

ROBERT WAAS is portfolio manager of the Colonial Florida Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

Q:  WHAT WAS THE FUND'S STRATEGY DURING THE PAST SIX MONTHS?

A: We implemented a two-part strategy near the beginning of the period. First, we reduced our investment in 30-year discount bonds that are priced to maturity and increased our investments in 30-year premium bonds that are priced to the call. Because the call date occurs much earlier than the 30-year final maturity, the interest rate sensitivity of callable bonds is lower, effectively the same as that of other bonds that would mature on the call date. Second, to the extent that we chose to own discount bonds, we exchanged those with 30-year maturities for bonds with 15 to 20-year maturities. Both moves had the effect of increasing the Fund's holdings of shorter effective maturities, reducing the expected price swings in response to interest rate changes.

Q: HOW DID THE FUND'S SIX MONTH PERFORMANCE COMPARE TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX?

A: The Fund underperformed the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that measures the performance of the municipal bond market. The Index's holdings represent many states, not just Florida. The total return for the Fund's Class A shares, based on net asset value, was down 0.40%, while the return on the Index was also down 0.30%. This underperformance is attributable to the Fund's narrower range of investments, which was only partially offset by the Fund's shorter average duration and greater coupon income from holdings of premium, high coupon bonds.

Q: WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?

A: The biggest factor was a number of stronger than expected economic reports that resulted in interest rates moving up close to 100 basis points over the period, which had a negative effect on fixed income investments. Other factors included a focus on high quality, essential service revenue bonds, such as water and sewer issues, which increased from about 13% of the portfolio's assets on February 1, to 23% at the end of the period. In addition, high levels of coupon income from investments in premium bonds made near the beginning of the period enhanced total return.

Q: HOW IS THE STATE'S ECONOMY FARING?

A: Strong growth in international trade and tourism has helped the State continue to expand its economic base. While some recent evidence suggests the pace of growth may be slowing down, Florida's economy is the fourth largest in the nation, an improvement from seventh largest in 1990. Continued strong demographics and expected population growth are expected to be more than adequate to support the State's economy.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1996?

A: A number of recent reports indicated stronger economic growth than we previously expected. Despite these growth indicators, we have not seen any appreciable wage and price pressure, and believe the market's fears of inflation could be calmed. We do expect continued volatility and fluctuating interest rates through the end of the year, however, with only a modest appreciation prospect for tax-exempt bonds.

            COLONIAL FLORIDA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
                  Change in Value of $10,000 from 2/93 to 7/96
            Based on Maximum Offering Price (MOP) for Class A Shares
    and Applicable Contingent Deferred Sales Charge (CDSC) for Class B Shares

[GRAPH]

                                 Class A Shares

LEHMAN
    $12,419

NAV
    $11,982

MOP
    $11,413


2/93 7/96

[GRAPH]
                                 Class B Shares

LEHMAN
    $12,419

NAV
    $11,675

W/CDSC
    $11,379


2/93 7/96

                         AVERAGE ANNUAL TOTAL RETURNS
                 As of June 30, 1996 (most recent quarter end)

                           CLASS A SHARES                 CLASS B SHARES
                           Inception 2/1/93              Inception 2/1/93
                          NAV            MOP            NAV        w/CDSC
1 YEAR                   6.89%          1.81%           6.09%      1.09%
SINCE INCEPTION          5.14%          3.65%           4.36%      3.58%


The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. The performance of the Index does not reflect fees or expenses associated with an actual investment.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV return does not include sales charges or CDSC. MOP return includes the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5% for one year and 3% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                Label           A               B               C               D               E
------------------------------------------------------------------------------------------------------------
Label      CFLTEF class a   nav              mop             lehman                        CFLTEF class b
------------------------------------------------------------------------------------------------------------
     1        Jan 31, 93     10000              9525            10000                       Jan 31, 93
------------------------------------------------------------------------------------------------------------
     2        Feb 28, 93     10359              9867            10362                       Feb 28, 93
------------------------------------------------------------------------------------------------------------
     3        Mar 31, 93     10183              9700            10252                       Mar 31, 93
------------------------------------------------------------------------------------------------------------
     4        Apr 30, 93     10300              9811            10355                       Apr 30, 93
------------------------------------------------------------------------------------------------------------
     5        May 31, 93     10363              9871            10414                       May 31, 93
------------------------------------------------------------------------------------------------------------
     6        Jun 30, 93     10546             10045            10588                       Jun 30, 93
------------------------------------------------------------------------------------------------------------
     7        Jul 31, 93     10552             10051            10601                       Jul 31, 93
------------------------------------------------------------------------------------------------------------
     8        Aug 31, 93     10777             10265            10822                       Aug 31, 93
------------------------------------------------------------------------------------------------------------
     9        Sep 30, 93     10907             10389            10946                       Sep 30, 93
------------------------------------------------------------------------------------------------------------
    10        Oct 31, 93     10941             10422            10967                       Oct 31, 93
------------------------------------------------------------------------------------------------------------
    11        Nov 30, 93     10822             10308            10870                       Nov 30, 93
------------------------------------------------------------------------------------------------------------
    12        Dec 31, 93     11064             10538            11099                       Dec 31, 93
------------------------------------------------------------------------------------------------------------
    13        Jan 31, 94     11167             10636            11226                       Jan 31, 94
------------------------------------------------------------------------------------------------------------
    14        Feb 28, 94     10834             10319            10935                       Feb 28, 94
------------------------------------------------------------------------------------------------------------
    15        Mar 31, 94     10217              9732            10490                       Mar 31, 94
------------------------------------------------------------------------------------------------------------
    16        Apr 30, 94     10295              9806            10579                       Apr 30, 94
------------------------------------------------------------------------------------------------------------
    17        May 31, 94     10385              9892            10671                       May 31, 94
------------------------------------------------------------------------------------------------------------
    18        Jun 30, 94     10391              9897            10605                       Jun 30, 94
------------------------------------------------------------------------------------------------------------
    19        Jul 31, 94     10570             10068            10800                       Jul 31, 94
------------------------------------------------------------------------------------------------------------
    20        Aug 31, 94     10547             10046            10837                       Aug 31, 94
------------------------------------------------------------------------------------------------------------
    21        Sep 30, 94     10423              9928            10678                       Sep 30, 94
------------------------------------------------------------------------------------------------------------
    22        Oct 31 94      10140              9658            10489                       Oct 31, 94
------------------------------------------------------------------------------------------------------------
    23        Nov 30, 94      9941              9469            10299                       Nov 30, 94
------------------------------------------------------------------------------------------------------------
    24        Dec 31, 94     10260              9773            10526                       Dec 31, 94
------------------------------------------------------------------------------------------------------------
    25        Jan 31, 95     10594             10091            10826                       Jan 31, 95
------------------------------------------------------------------------------------------------------------
    26        Feb 28, 95     10947             10427            11141                       Feb 28, 95
------------------------------------------------------------------------------------------------------------
    27        Mar 31, 95     11046             10521            11269                       Mar 31, 95
------------------------------------------------------------------------------------------------------------
    28        Apr 30, 95     11055             10530            11283                       Apr 30, 95
------------------------------------------------------------------------------------------------------------
    29        May 31, 95     11336             10797            11643                       May 31, 95
------------------------------------------------------------------------------------------------------------
    30        Jun 30, 95     11101             10573            11541                       Jun 30, 95
------------------------------------------------------------------------------------------------------------
    31        Jul 31, 95     11187             10656            11650                       Jul 31, 95
------------------------------------------------------------------------------------------------------------
    32        Aug 31, 95     11254             10720            11798                       Aug 31, 95
------------------------------------------------------------------------------------------------------------
    33        Sep 30, 95     11337             10799            11873                       Sep 30, 95
------------------------------------------------------------------------------------------------------------
    34        Oct 31, 95     11545             10997            12045                       Oct 31, 95
------------------------------------------------------------------------------------------------------------
    35        Nov 30, 95     11784             11225            12245                       Nov 30, 95
------------------------------------------------------------------------------------------------------------
    36        Dec 31, 95     11962             11394            12363                       Dec 31, 95
------------------------------------------------------------------------------------------------------------
    37        Jan 31, 96     12030             11459            12456                       Jan 31, 96
------------------------------------------------------------------------------------------------------------
    38        Feb 29, 96     11925             11359            12372                       Feb 29, 96
------------------------------------------------------------------------------------------------------------
    39        Mar 31, 96     11742             11184            12214                       Mar 31, 96
------------------------------------------------------------------------------------------------------------
    40        Apr 30, 96     11714             11157            12179                       Apr 30, 96
------------------------------------------------------------------------------------------------------------
    41        May 31, 96     11749             11191            12175                       May 31, 96
------------------------------------------------------------------------------------------------------------
    42        Jun 30, 96     11866             11302            12307                       Jun 30, 96
------------------------------------------------------------------------------------------------------------
    43        Jul 31, 96     11982             11413            12419                       Jul 31, 96
------------------------------------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                     JULY 31, 1996 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 94.3%                                                   PAR       VALUE
-------------------------------------------------------------------------------------------
 EDUCATION - 8.7%
 EDUCATION - 2.1%
 Dade County Educational Facilities
  Authority, Florida International
   University, Series 1993,
                                                5.000%     10/01/16     $1,500     $1,359

 SCHOOL DISTRICT GENERAL OBLIGATIONS - 6.6%
 State Board of Education Capital Outlay:
  Series 1989 A,
                                                7.250%     06/01/23      1,000      1,096
  Series 1992 A,
                                                6.400%     06/01/19      8,000      8,161
                                                                                   ------
                                                                                    4,257
                                                                                   ------

 ........................................................................................
HEALTHCARE - 6.8%
 HOSPITALS - 5.4%
 Lee County Hospital Board of Directors,
  Lee Memorial Hospital, Series 1992 A,
                                                6.350%     03/26/20      2,500      2,569
 Orange County Health Facilities
  Authority, Adventist Health Systems,
  Series 1995,
                                                5.250%     11/15/20      1,000        924
                                                                                   ------
                                                                                    3,493
                                                                                   ------

 NURSING HOMES - 1.4%
 Broward County,
  Beverly Enterprises-Florida, Inc.,
                                                9.800%     11/01/10        120        132
 Collier County Industrial
  Development Authority, Beverly
  Enterprises-Florida,  Inc., Series 1991,
                                               10.750%     03/01/03        175        201
 Escambia County, Beverly Enterprises-
  Florida, Inc., Series 1985,
                                                9.800%     06/01/11        120        132
 Leon County, Beverly Enterprises-Florida,
  Inc., Series 1985,
                                                9.800%     06/01/11         90        100
 Palm Beach County:
  Beverly Enterprises-Florida, Inc.,
  Series 1984,
                                               10.000%     06/01/11         95        105

                       Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------------------------------------------
 Hillcrest Manor Project,
                                                   10.250%     12/01/16     $  195     $  202
Volusia County Industrial Development
  Authority, Beverly Enterprises-Florida, Inc.,
  Series 1987,
                                                    9.800%     12/01/07         60         62
                                                                                       ------
                                                                                          934
                                                                                       ------
 ............................................................................................
 HOUSING - 12.5%
 MULTI-FAMILY - 1.5%
 Clearwater Housing Authority,
  Hampton Apartments, Series 1994,
                                                     8.250%     05/01/24        575        599
 Hialeah Housing Authority,
  Series 1991,
                                                     9.500%     11/01/21        200        207
 State Housing Finance Agency,
  Windsong Apartments, Series 1993 C,
                                                     9.250%     01/01/19        150        150
                                                                                        ------
                                                                                           956
                                                                                        ------

 SINGLE-FAMILY - 11.0%
 Broward County Housing Finance
  Authority, Series 1995,
                                                     6.700%     02/01/28(a)   2,000      2,068
 Duval County Housing Finance
  Authority, Series 1988 A,
                                                     7.875%     09/01/09        160        169
 Manatee County Housing Finance Authority,
                                                     7.450%     05/01/27      1,630      1,780
 Orange County Finance Authority,
                                                     6.850%     10/01/27      2,970      3,085
                                                                                        ------
                                                                                         7,102
                                                                                        ------

 ...............................................................................................
OTHER - 11.2 %
 PUBLIC FACILITIES IMPROVEMENT - 1.7%
 Tampa Capital Improvement Program,
  RaboBank, Series B,
                                                     8.375%     10/01/18      1,000      1,064
                                                                                        ------

 REFUNDED/ESCROW/SPECIAL OBLIGATION (b) - 9.5%
 Altamonte Springs Health
  Facilities Authority, Series C1
                                                     5.700%     10/01/12(a)   1,200      1,224

                       Investment Portfolio/July 31, 1996
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                      PAR       VALUE
---------------------------------------------------------------------------------------------
OTHER - CONT.
 REFUNDED/ESCROW/SPECIAL OBLIGATION (b) - cont
 Orange County Health Facilities
  Authority, Series 3,
                                                    5.700%     10/01/12     $2,910     $2,983
 Pasco County Health Facilities
  Authority, Series 2,
                                                    5.700%     10/01/12      1,915      1,953
                                                                                       ------
                                                                                        6,160
                                                                                       ------
 ............................................................................................
OTHER REVENUE - 1.0%
 JUSTICE & PUBLIC ORDER
 State Department of Corrections,
  Okeechobee Correctional Installation,
  Series 1995,
                                                    6.250%     03/01/15(a)     625        650
                                                                                       ------

 ............................................................................................
RESOURCE RECOVERY - 0.9%
 CO-GENERATION
 Martin County Industrial  Development
  Authority, Indiantown Co-Generation
  Project, Series 1994 A,
                                                    7.875%     12/15/25        500        559
                                                                                       ------

 ............................................................................................
TAX-BACKED - 7.8%
 GENERAL OBLIGATION - 5.1%
 PR Commonwealth of Puerto Rico,
                                                    6.500%     07/01/14      3,000      3,270
                                                                                       ------

 SALES & EXCISE TAX - 2.7%
 Jacksonville, Series 1993,
                                                      (c)      10/01/09        525        249
 Tampa Sports Authority, Tampa Bay
  Arena Project, Series 1995,
                                                    5.750%     10/01/25      1,500      1,518
                                                                                       ------
                                                                                        1,767
                                                                                       ------
 ............................................................................................
TRANSPORTATION - 8.3%
 AIRPORT - 6.7%
 Dade County, Miami International
  Airport, Series 1992 B,
                                                    6.600%     10/01/22(a)   3,000      3,158
 Palm Beach Airport,
                                                    7.750%     10/01/10      1,000      1,145
                                                                                       ------
                                                                                        4,303
                                                                                       ------

                       Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
Dade County Seaport, Series 1995,
                                            6.200%     10/01/09     $1,000     $1,076
                                                                               ------
 ....................................................................................
UTILITY - 37.1%
INVESTOR OWNED - 3.2%
Citrus County, Florida Power Corp.
 Crystal River Power Plant,
  Series 1992 A,
                                            6.625%     01/01/27      2,000      2,088
                                                                               ------
JOINT POWER AUTHORITY - 1.4%
State Municipal Power Agency,
 Series 1993,
                                            5.100%     10/01/25      1,000        893
                                                                               ------
MUNICIPAL ELECTRIC - 9.7%
Lakeland, Series 1996 B,
                                            6.000%     10/01/11      1,870      1,996
Orlando Utilities Commission,
 Series 1989 D,
                                            6.750%     10/01/17      3,750      4,303
                                                                               ------
                                                                                6,299
                                                                               ------
WATER & SEWER - 22.8%
Dade County Water & Sewer System,
 Series 1993,
                                            5.000%     10/01/13      3,235      2,988
Hillsborough County:
 Series 1991 A,
                                            6.625%     08/01/11      2,400      2,556
 Series 1991 A,
                                            7.000%     08/01/14      2,155      2,338
Miami Sewer System,
                                            6.500%     01/01/14      3,200      3,388
Seacoast Utility Authority, Series 1989 A,
                                            5.500%     03/01/15      1,900      1,881
Seminole County, Series 1992,
                                            6.000%     10/01/19      1,500      1,562
                                                                               ------
                                                                               14,713
                                                                               ------

TOTAL MUNICIPAL BONDS  (Cost of $59,970) (d)                                   60,943
                                                                               ------

                       Investment Portfolio/July 31, 1996
-----------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 4.0%                                          PAR       VALUE
-----------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
IL Educational Facilities Authority,
 Cultural Pool,
                                             3.550%     12/01/25     $1,600     $1,600
Pinellas County Health Facilities
 Authority, Series 1985,
                                             3.750%     12/01/15        700        700
MS Perry County,
 Leaf River Forest Project,
                                             3.700%     03/01/02        300        300
                                                                             ---------
TOTAL SHORT-TERM OBLIGATIONS                                                     2,600
                                                                             ---------
OTHER ASSETS & LIABILITIES, NET- 1.7%                                            1,106
-----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                          $  64,649
                                                                             ---------
NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------------------

(a) These securities, or a portion thereof, with a total market value of $7,100 are being used to collateralize open futures contracts.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c) Zero coupon bond.

(d) Cost for federal income tax purposes is the same.

(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1996.


Short futures contracts open at July 31, 1996:

                        Par value                            Unrealized
                       covered by      Expiration           depreciation
Type                    contracts         month              at 7/31/96
-------------------------------------------------------------------------------
Treasury bonds            4,400         September            $      38



See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                            JULY 31, 1996 (UNAUDITED)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $59,970)                                 $ 60,943
Short-term obligations                                                 2,600
                                                                    --------
                                                                      63,543

Cash                                                  $    63
Receivable for:
  Interest                                              1,087
  Investments sold                                        196
  Fund shares sold                                         67
  Expense reimbursement due from Adviser                    6
  Deferred organization expenses                           14
Other                                                       3          1,436
                                                     --------       --------
    Total Assets                                                      64,979

LIABILITIES
Payable for:

  Distributions                                           259
  Fund shares repurchased                                  39
  Variation margin on futures                              30
Accrued Deferred Trustees fees                              2
                                                      -------
    Total Liabilities                                                    330
                                                                    --------

NET ASSETS                                                          $ 64,649
                                                                    --------

Net asset value & redemption price per share -

Class A ($30,973,/4,189)                                            $   7.39
                                                                    --------
Maximum offering price per share - Class A

($7.39/0.9525)                                                      $   7.76(a)
                                                                    --------
Net asset value & offering price per share -

Class B ($33,676/4,555)                                             $   7.39(b)
                                                                    --------

COMPOSITION OF NET ASSETS

Capital paid in                                                     $ 66,359
Undistributed net investment income                                       88
Accumulated net realized loss                                         (2,733)
Net unrealized appreciation (depreciation) on:

  Investments                                                            973
  Open futures contracts                                                 (38)

                                                                    --------
                                                                    $ 64,649
                                                                    --------

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JULY 31, 1996

                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                                              $ 1,943

EXPENSES

Management fee                                                         $   178
Service fee                                                                 52
Distribution fee - Class B                                                 129
Transfer agent                                                              53
Bookkeeping fee                                                             16
Registration fee                                                             4
Custodian fee                                                                1
Audit fee                                                                   10
Trustees fee                                                                 7
Reports to shareholders                                                      2
Legal fee                                                                    4
Amortization of deferred
  organization expenses                                                      5
Other                                                                        5
                                                                       -------
                                                                           466
Interest expense                                                            (a)
                                                                       -------
                                                                           466
Fees waived by the Adviser                                                (153)           313
                                                                       -------        -------
       Net Investment Income                                                            1,630
                                                                                      -------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:

  Investments                                                              165
  Closed futures contracts                                                 385
                                                                       -------
    Net Realized Gain                                                                     550
Net unrealized depreciation
  during the period on:
  Investments                                                           (2,569)
  Open futures contracts                                                   (26)
                                                                       -------
    Net Unrealized Loss                                                                (2,595)
                                                                                      -------
       Net Loss                                                                        (2,045)
                                                                                      -------
Net Decrease in Net Assets from Operations                                            $  (415)
                                                                                      -------



(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    (Unaudited)
                                                    Six months
                                                      ended         Year ended
(in thousands)                                       July 31        January 31
                                                    ---------       ---------
INCREASE (DECREASE) IN NET ASSETS                     1996             1996
Operations:
Net investment income                               $  1,630        $  3,252
Net realized gain (loss)                                 550          (1,641)
Net unrealized appreciation (depreciation)            (2,595)          6,243
                                                    --------        --------
    Net Increase (Decrease) from Operations             (415)          7,854
Distributions:
From net investment income - Class A                    (837)         (1,724)
From net investment income - Class B                    (779)         (1,662)
                                                    --------        --------
                                                      (2,031)          4,468
                                                    --------        --------
Fund Share Transactions :

Receipts for shares sold - Class A                     1,696           9,795
Value of distributions reinvested - Class A              332             641
Cost of shares repurchased - Class A                  (2,685)         (7,453)
                                                    --------        --------
                                                        (657)          2,983
                                                    --------        --------
Receipts for shares sold - Class B                     2,543           7,068
Value of distributions reinvested - Class B              242             567
Cost of shares repurchased - Class B                  (3,788)         (5,360)
                                                    --------        --------
                                                      (1,003)          2,275
                                                    --------        --------
Net Increase (Decrease) from Fund

  Share Transactions                                  (1,660)          5,258
                                                    --------        --------
        Total Increase (Decrease)                     (3,691)          9,726

NET ASSETS

Beginning of period                                   68,340          58,614
                                                    --------        --------
End of period (including undistributed
  net investment income of

  $88 and $66, respectively.)                       $ 64,649        $ 68,340
                                                    --------        --------

NUMBER OF FUND SHARES

Sold - Class A                                           230           1,327
Issued for distributions reinvested - Class A             45              87
Repurchased - Class A                                   (366)         (1,005)
                                                    --------        --------
                                                         (91)            409
                                                    --------        --------
Sold - Class B                                           342             959
Issued for distributions reinvested - Class B             33              77
Repurchased - Class B                                   (513)           (725)
                                                    --------        --------
                                                        (138)            311
                                                    --------        --------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1996 (UNAUDITED)

    NOTE 1. INTERIM FINANCIAL STATEMENTS
    ............................................................................
    In the opinion of management of Colonial Florida Tax-Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

    NOTE 2. ACCOUNTING POLICIES
    ............................................................................
    ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

    Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

    Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

    Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

    Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

    Security transactions are accounted for on the date the securities are purchased, sold or mature.

                   Notes to Financial Statements/July 31, 1996
   ---------------------------------------------------------------------------

    Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

    The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

    DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

    Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

    FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

    INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

    DEFERRED ORGANIZATION EXPENSE: The Fund incurred expenses of $47,925 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

    DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

    The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

    NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
    ...........................................................................
    MANAGEMENT FEE:  Colonial Management Associates, Inc. (the
    Adviser) is the investment Adviser of the Fund and furnishes

                   Notes to Financial Statements/July 31, 1996
    ---------------------------------------------------------------------------
    NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
    ---------------------------------------------------------------------------
    MANAGEMENT FEE - CONT.

    accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

                Average Net Assets            Annual Fee Rate
           --------------------------     ------------------------
                 First $1 billion                  0.55%
                  Next $1 billion                  0.50%
                  Over $2 billion                  0.45%

    Effective January 1, 1996, the management fee applicable to the Trust is being reduced based on the following schedule for the first $1 billion in combined average net assets:.

                                  Cumulative Annualized
           Effective Date               Reduction
           ----------------      -----------------------
           January 1, 1996               0.0125%
           April 1, 1996                 0.0250%
           July 1, 1996                  0.0375%
           October 1, 1996               0.0500%

    BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

    TRANSFER AGENT:  Colonial Investors Service Center, Inc. (the
    Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

    UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $4,725 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $84,613 on Class B share redemptions.

    The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                   Notes to Financial Statements/July 31, 1996
      ---------------------------------------------------------------------

                   Valuation of shares                   Annual
               outstanding on the 20th of                 Fee
             each month which where issued                Rate
           ---------------------------------          ----------
           Prior to November 30, 1994                     0.10%
           On or after December 1, 1994                   0.25%

    The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

    EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.40% annually of the Fund's average net assets.

    OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

    The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

    NOTE 4.  PORTFOLIO INFORMATION
    ...........................................................................
    INVESTMENT ACTIVITY: During the six months ended July 31, 1996, purchases and sales of investments, other than short-term obligations, were $20,719,996 and $22,454,414, respectively.

    Unrealized appreciation (depreciation) at July 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation         $ 1,205,399
    Gross unrealized depreciation            (232,464)
                                          -----------
        Net unrealized appreciation       $   972,935
                                          -----------

    CAPITAL LOSS CARRYFORWARDS: At January 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                    Year of                Capital loss
                   expiration              carryforward
                   ----------              ------------
                      2002                  $   22,000
                      2003                     573,000
                      2004                   1,485,000
                                            ----------
                                            $2,080,000
                                            ----------

                   Notes to Financial Statements/July 31, 1996
    ----------------------------------------------------------------------------
    NOTE 4.  PORTFOLIO INFORMATION - CONT.
    ----------------------------------------------------------------------------
    Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

    To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

    OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

    The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

    The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities,
    (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

    NOTE 5.  LINE OF CREDIT
    ...........................................................................
    The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%.

    The average daily loan balance for the six months ended July 31, 1996 was $5,525, at a weighted average interest rate of 5.5%. The maximum loan outstanding during the period was $1,000,000.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                      (Unaudited)
                                                          Six
                                                      months ended
                                                         July 31                       Year ended January 31
                                                --------------------------            -----------------------
                                                           1996                                1996
                                                Class A            Class B            Class A         Class B
                                                -------            -------            -------         -------
Net asset value -
   Beginning of period                          $ 7.620            $ 7.620            $ 7.100         $ 7.100
                                                -------            -------            -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                          0.198              0.170              0.404           0.351
Net realized and
unrealized gain (loss)                           (0.233)            (0.233)             0.535           0.533
                                                -------            -------            -------         -------
   Total from Investment
     Operations                                  (0.035)            (0.063)             0.939           0.884
                                                -------            -------            -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
   income                                        (0.195)            (0.167)            (0.419)         (0.364)
                                                -------            -------            -------         -------
Net asset value -
   End of period                                $ 7.390            $ 7.390            $ 7.620         $ 7.620
                                                -------            -------            -------         -------
Total return(b)(c)                                (0.40)%(d)         (0.78)%(d)         13.55%          12.72%
                                                -------            -------            -------         -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.56%(e)(f)        1.31%(e)(f)        0.45%(e)        1.18%(e)
Interest expense                                   (g)                (g)                  --              --
Net investment income                              5.33%(e)(f)        4.58%(e)(f)        5.45%(e)        4.72%(e)
Fees and expenses
  waived or borne
  by the Adviser                                   0.47%(f)           0.47%(f)           0.55%           0.55%
Portfolio turnover                                   33%(d)             33%(d)             83%             83%
Net assets at end
of period (000)                                 $30,973            $33,676            $32,699         $35,741

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                   $ 0.017            $ 0.017            $ 0.040         $ 0.040

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrange-ments had no impact. Prior years' ratios are net of benefits received, if any.

(f) Annualized.

(g) Rounds to less than 0.01%.

                          FINANCIAL HIGHLIGHTS - cont.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                             Year ended January 31
                                                ----------------------------------------------
                                                        1995                     1994(b)
                                                Class A      Class B      Class A      Class B
                                                -------      -------      -------      -------
Net asset value -
   Beginning of period                          $ 7.930      $ 7.930      $ 7.500      $ 7.500
                                                -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                         0.423        0.369        0.434        0.378
Net realized and
unrealized gain (loss)                           (0.839)      (0.839)       0.420        0.420
                                                -------      -------      -------      -------
   Total from Investment
     Operations                                  (0.416)      (0.470)       0.854        0.798
                                                -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
   income                                        (0.414)      (0.360)      (0.424)      (0.368)
                                                -------      -------      -------      -------
Net asset value -
   End of period                                $ 7.100      $ 7.100      $ 7.930      $ 7.930
                                                -------      -------      -------      -------
Total return (c)(d)                               (5.11)%      (5.83)%      11.66%       10.85%
                                                -------      -------      -------      -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.22%        0.97%        0.05%        0.80%
Net investment income                              5.92%        5.17%        5.40%        4.65%
Fees and expenses
  waived or borne
  by the Adviser                                   0.73%        0.73%        0.88%        0.88%
Portfolio turnover                                   45%          45%          19%          19%
Net assets at end
of period (000)                                 $27,498      $31,116      $23,802      $31,513

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                 $ 0.052      $ 0.052      $ 0.071      $ 0.071

(b) The Fund commenced investment operations on February 1, 1993.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information...........    press 1

For account information.............................................    press 2

To speak to a Colonial representative...............................    press 3

For yield and total return information..............................    press 4

For duplicate statements or new supply of checks....................    press 5

To order duplicate tax forms and year-end statements................    press 6
(February through May)

To review your options at any time during your call.................    press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL
COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Florida Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Florida Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Florida Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for
Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM

Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.

Trustee (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            FL-03/508C-0796 M (9/96)